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                                                                  EXHIBIT  23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-99812, No. 33-99814, No. 33-99816, and No. 33-99848 of Schweitzer-Mauduit
International, Inc. and subsidiaries on Form S-8 of our report dated January 21, 2000, appearing in the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. and subsidiaries for the year ended December 31, 1999.



DELOITTE & TOUCHE LLP

Atlanta, Georgia
March 3, 2000